ASSIGNMENT AND ASSUMPTION OF CONTRACT OF SALE
THIS ASSIGNMENT AND ASSUMPTION OF CONTRACT OF SALE (this “Assignment”), dated as of December 23, 2013, is made by and between 110 WILLIAM HOLDINGS III LLC, a Delaware limited liability company, having an address at 10 East 53rd Street, 37th Floor, New York, New York 10022 (“Assignor”), and KBS SOR SREF III 110 WILLIAM, LLC, a Delaware limited liability company, having an address at 10 East 53rd Street, 37th Floor, New York New York 10022 (“Assignee”).
W I T N E S S E T H:
WHEREAS, Assignor is the purchaser under that certain Agreement of Purchase and Sale dated December 4, 2013, by and between 110 William, LLC (“Seller”), as seller, and Assignor, as buyer (the “Contract”), with respect to the sale and purchase of certain real property and improvements located at 110 William, New York, New York (the “Property”), as more particularly described therein;

WHEREAS, Assignor desires to assign, transfer, set over and deliver to Assignee all of Assignor’s right, title and interest in and to the Contract; and
WHEREAS, Assignee desires to assume the performance of all of the rights, duties and obligations of Assignor under the Contract;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.    Capitalized terms used but not defined herein shall have the meanings given to such terms in the Contract.
2.    Assignor hereby assigns and transfers to Assignee all of Assignor’s right, title and interest in and to the Contract, including, without limitation, the Deposit delivered by Assignor to Escrow Agent.
3.    Assignee hereby accepts the aforementioned assignment, assumes the performance of all of the rights, duties and obligations of Assignor under the Contract and agrees to be bound by all terms of the Contract.
4.    This Assignment shall be governed by, and interpreted in accordance with, the laws of the State of New York, all rights and remedies being governed by such laws.
5.    This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
6.    This Assignment may be executed and delivered by facsimile or electronically by email, each of which shall be deemed an original.
7.    In accordance with section 10.9 of the Contract, a copy of this Assignment will be delivered to the Seller under the Contract.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first above written.

ASSIGNOR:

110 WILLIAM HOLDINGS III, LLC,
a Delaware limited liability company

By:	/s/ Nicholas Bienstock
Name:	Nicholas Bienstock
Title: Authorized Signatory

ASSIGNEE:

KBS SOR SREF III 110 William, LLC
a Delaware limited liability company

By:	/s/ Nicholas Bienstock
Name:	Nicholas Bienstock
Title: Authorized Signatory